UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Oneida Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 27, 2012

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Oneida Financial Corp. The Annual Meeting will be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York, at 4:00 p.m., Eastern Time, on May 8, 2012.

The Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Oneida Financial Corp. Directors and Officers of Oneida Financial Corp., as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2011 Annual Report to Stockholders and our Proxy Statement at http://www.cfpproxy.com/6857. On March 27, 2012, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice card.

The Annual Meeting is being held so that stockholders may consider the election of directors, the ratification of the appointment of Crowe Horwath LLP as Oneida Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2012 and the approval of the Oneida Financial Corp. 2012 Equity Incentive Plan.

The Board of Directors of Oneida Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Oneida Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to vote your shares as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Michael R. Kallet

Michael R. Kallet

President and Chief Executive Officer

Oneida Financial Corp.

182 Main Street

Oneida, New York 13421

(315) 363-2000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 8, 2012

Notice is hereby given that the Annual Meeting of Stockholders of Oneida Financial Corp. will be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York, on May 8, 2012 at 4:00 p.m., Eastern Time.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.	The election of three (3) directors to the Board of Directors;
2.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for Oneida Financial Corp. for the year ending December 31, 2012;
3.	The approval of the Oneida Financial Corp. 2012 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 19, 2012, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR NOTICE CARD. CHECK YOUR NOTICE CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THIS ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Eric E. Stickels
Eric E. Stickels
Secretary

Oneida, New York

March 27, 2012

PROXY STATEMENT

Oneida Financial Corp.

182 Main Street

Oneida, New York 13421

(315) 363-2000

ANNUAL MEETING OF STOCKHOLDERS

May 8, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oneida Financial Corp., a Maryland corporation, to be used at the Annual Meeting of Stockholders of Oneida Financial Corp., which will be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York, on May 8, 2012, at 4:00 p.m., Eastern Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being made available to stockholders on or about March 27, 2012.

REVOCATION OF PROXIES

Stockholders who sign and return proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Oneida Financial Corp. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly signed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of Oneida Financial Corp., at the address shown above, by delivering to Oneida Financial Corp. a duly executed proxy bearing a later date, by using the Internet or voting options explained in the Notice or by attending and voting in person at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Oneida Financial Corp. prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of Oneida Financial Corp.’s common stock, par value $0.01 per share as of the close of business on March 19, 2012 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, Oneida Financial Corp. had 6,913,049 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of this 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Oneida Financial Corp. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person and whether a person is an affiliate of or has an arrangement or agreement with another person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Oneida Financial Corp. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by our directors and executive officers individually, by directors and executive officers as a group and by each person who was the beneficial owner of more than five percent of Oneida Financial Corp.’s outstanding shares of Common Stock. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Name of Beneficial Owner	Total Shares Beneficially Owned (1)		Percent of All Common Stock Outstanding

Directors: (2)
Michael R. Kallet	236,734	(3)	3.42%
Patricia D. Caprio	31,892	(4)	*
John E. Haskell	118,306	(5)	1.71%
Rodney D. Kent	183,279	(6)	2.65%
Richard B. Myers	55,969	(7)	*
Nancy E. Ryan	14,662	(8)	*
Ralph L. Stevens M.D.	52,976	(9)	*
Gerald N. Volk	62,828	(10)	*
Frank O. White, Jr.	31,955	(11)	*
John A. Wight M.D.	29,763	(12)	*

Executive Officers Who Are Not Also Directors: (2)
Thomas H. Dixon	58,001	(13)	*
Eric E. Stickels	94,092	(14)	1.36%

All Directors and Executive Officers as a Group (12 persons)	970,457		14.11%

Principal Stockholders:

The Oneida Savings Bank Employee Stock Ownership Plan Trust(2)	445,158	(15)	6.44%

_____________________________

*	Less than 1%
(1)	A person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the record date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.
(2)	The mailing address for each person is listed as 182 Main Street, Oneida, New York 13421.
(3)	Includes shared voting and investment power over 96,974 shares and sole voting and investment power over 139,760 shares.
(4)	Includes sole voting and investment power over 31,892 shares.
(5)	Includes shared voting and investment power over 7,461 shares and sole voting and investment power over 110,845 shares.
(6)	Includes shared voting and investment power over 56,516 and sole voting and investment power over 126,763 shares.
(7)	Includes shared voting and investment power over 5,055 shares and sole voting and investment power over 50,914 shares.
(8)	Includes sole voting and investment power over 14,662 shares.
(9)	Includes sole voting and investment power over 52,976 shares.
(10)	Includes sole voting and investment power over 62,828 shares.
(11)	Includes sole voting and investment power over 31,955 shares.
(12)	Includes shared voting and investment power over 1,140 shares and sole voting and investment power over 28,623 shares.
(13)	Includes shared voting and investment power over 14,090 shares and sole voting and investment power over 43,911 shares.
(14)	Includes shared voting and investment power over 28,581 shares and sole voting and investment power over 65,511 shares.
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(15)	Under the terms of The Oneida Savings Bank Employee Stock Ownership Plan (“ESOP”), the ESOP trustee will vote all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote unallocated shares of common stock and allocated shares for which no voting instructions are received in the same proportion as the shares for which it has received timely voting instructions. The ESOP shares allocated to the accounts of the officers listed above are reflected in the ownership totals for such officers.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of directors, the proxy being solicited enables a stockholder to vote “FOR” the election of the three (3) nominees proposed by the Board of Directors, to “WITHHOLD AUTHORITY” to vote for the nominees or to vote “FOR ALL EXCEPT” one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote “FOR” the ratification; (ii) vote “AGAINST” the ratification; or (iii) “ABSTAIN” from voting on such ratification. The affirmative vote of a majority of the shares cast at the Annual Meeting without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected, is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2012.

As to the approval of the Oneida Financial Corp. 2012 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote “FOR” the approval; (ii) vote “AGAINST” the approval; or (iii) “ABSTAIN” from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the Oneida Financial Corp. 2012 Equity Incentive Plan.

The Board of Directors will designate an inspector of elections.

Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares of Oneida Financial Corp.’s common stock be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by Internet, by telephone or by mail. Stockholders are urged to indicate their vote in the spaces provided on the proxy card.

PROPOSAL I—ELECTION OF DIRECTORS

Oneida Financial Corp.’s Board of Directors is currently composed of ten (10) members. Oneida Financial Corp.’s Bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Oneida Financial Corp. are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting, each to serve for a three year term, or until their respective successors shall have been elected and shall qualify. The nominating committee of the Board of Directors has nominated Patricia D. Caprio, Ralph L. Stevens, M.D., and Frank O. White, Jr.. Each of the nominees is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of Oneida Financial Corp.’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

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Name (1)	Age*	Position Held	Director Since (2)	Term to Expire

	NOMINEES

Patricia D. Caprio	62	Director	1985	2012
Ralph L. Stevens, M.D.	57	Director	2008	2012
Frank O. White, Jr.	57	Director	1994	2012

	DIRECTORS CONTINUING IN OFFICE

John E. Haskell	68	Director	1992	2013
Michael R. Kallet	61	President and Chief Executive Officer, Director	1997	2013
Rodney D. Kent	63	Director	1990	2014
Richard B. Myers	75	Director	1981	2014
Nancy E. Ryan	61	Director	2009	2013
Gerald N. Volk	69	Director	2002	2014
John A. Wight, M.D.	56	Director	2008	2013

_______________________________

(1)	The mailing address for each person listed is 182 Main Street, Oneida, New York 13421.
(2)	Reflects initial appointment to the Board of Directors of our predecessor, Oneida Financial Corp., a Federal corporation, and to the Board of Trustees of the mutual predecessor to The Oneida Savings Bank if prior to 1998.
*	At December 31, 2011.

The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years. References to Oneida Financial Corp. prior to July 2010 refer to our predecessor, Oneida Financial Corp., a Federal corporation.

Directors

Michael R. Kallet is President and Chief Executive Officer of Oneida Financial Corp. and Chief Executive Officer of Oneida Savings Bank. He also served as President of Oneida Savings Bank until December 1, 2011. Mr. Kallet has over 31 years experience in the banking industry and has been President and Chief Executive Officer since March 1990. Mr. Kallet joined Oneida Savings Bank in 1983 as an executive officer. During his tenure at Oneida Savings Bank, Mr. Kallet has served as an active member of the Asset/Liability, Officer Loan, Trust Investment and Marketing Committees. Mr. Kallet was appointed to the Board of Directors in 1997 and was elected Chairperson of the Board of Oneida Savings Bank in 2008. Mr. Kallet is the chairperson of all subsidiary corporation boards and also serves as President of the State Bank of Chittenango and Oneida Preferred Funding Corp. Mr. Kallet is also President and a board member of Oneida Savings Bank Charitable Foundation. Mr. Kallet is actively involved in the community and serves as Vice Chairperson of the Oneida Healthcare Center, a regional hospital headquartered in Oneida, New York. Mr. Kallet’s extensive banking experience and knowledge of local markets enhances the breadth of experience of the Board of Directors.

Patricia D. Caprio is the Director of Leadership Giving at Colgate University and began her professional career at Colgate in 1972. Mrs. Caprio has been a director of Oneida Savings Bank since 1985 and a Director of Oneida Financial Corp. since its inception in 1998. Mrs. Caprio serves as the Chairperson of the Compensation and Human Resource Development Committees of Oneida Financial Corp. Mrs. Caprio also serves on the Executive, Trust, Investment and Nominating Committees. Mrs. Caprio has been an active member of the community for many years including serving as a board member of the Community Memorial Hospital in Hamilton, New York. Mrs. Caprio provides our Board with knowledge and understanding of our Southern Madison County market area, as well as experience in the college/university and non-profit business sectors.

John E. Haskell is the Chief Executive Officer of Bailey & Haskell Associates, Inc., the insurance subsidiary of Oneida Savings Bank located in Oneida, New York. Mr. Haskell has been a Director of Oneida Saving Bank since 1992 and a Director of Oneida Financial Corp. since its inception in 1998. Mr. Haskell serves on the Executive and Investment Committees. In addition, Mr. Haskell is a member of the subsidiary boards providing policy oversight, strategic advice and governance for Bailey & Haskell Associates, Inc., Benefit Consulting Group, Inc. and Workplace Health Solutions, Inc. Mr. Haskell is well known throughout our market area and provides the Board with significant experience in financial services, insurance and business continuity planning and succession planning.

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Rodney D. Kent is the President and Chief Executive Officer of International Wire Group, an international manufacturer of wire products located in Camden, New York with operations in the United States, Mexico, France and Italy. Mr. Kent has been a Director of Oneida Savings Bank since 1990 and a Director of Oneida Financial Corp. since its inception in 1998. Mr. Kent serves as the Chairperson of the Audit Committee and the Chairperson of the Executive Committee. Mr. Kent provides knowledge and expertise to the Board in the areas of financial statement preparation and reporting, and serves as Oneida Financial Corp.’s Audit Committee Financial Expert. In addition, Mr. Kent is a member of the Compensation, Human Resource Development and Nominating Committees. Mr. Kent provides the Board with extensive experience in the manufacturing business sector, as well as financial management, acquisitions and corporate governance.

Richard B. Myers, D.D.S. is the Retired President of Orthodontic Associates of C.N.Y., P.C. a clinical orthodontic practice located in Oneida, New York and Norwich, New York. Dr. Myers is a graduate of Colgate University in Hamilton, New York and SUNY Buffalo in Buffalo, NY where he obtained his degree in dentistry and orthodontics. Dr. Myers serves as Chairperson of the Board of Oneida Financial Corp. and has served on the Board since its inception in 1998. Dr. Myers joined the Board of Oneida Savings Bank in 1981 and concurrently serves as a Director-Emeritus of Oneida Savings Bank. Dr. Myers serves as the Chairperson of the Nominating Committee. Dr. Myers is a member of the Executive, Compensation, Trust and Human Resource Development Committees. In addition, Dr. Myers serves as a director of all company subsidiary boards. Dr. Myers provides the Board with business experience of running a medical practice and the insight and understanding of the banking industry developed over his 28 years of involvement with our Company.

Nancy E. Ryan is the co-owner of Nunn’s Hospital Supplies, Inc. located in Rome, New York. Mrs. Ryan was appointed to the Board of Directors in November 2009. Mrs. Ryan has been involved in the medical equipment industry for over 31 years and is an active member of the NYS Medical Equipment Providers Association. Mrs. Ryan’s community volunteer activities include: Rome Memorial Hospital Foundation, Rome Community Foundation, Rome Chamber of Commerce and Rome Rescue Mission. In addition, Mrs. Ryan is active in programs and organizations supporting parochial education in the City of Rome and other civic and philanthropic organizations serving Central New York. In addition, Mrs. Ryan is a member of the Trust and Human Resource Development Committees. Mrs. Ryan is a successful business owner and is well known throughout our Oneida County market area.

Ralph L. Stevens, M.D. is the founder and medical director of Oneida Medical Imaging Center located in Oneida, New York. Dr. Stevens has been a Director of Oneida Financial Corp. and Oneida Savings Bank since December 2008. Dr. Stevens serves as the Chairperson of the Trust Committee and also serves on the Investment Committee. Dr. Stevens is a graduate of Yale College in New Haven, CT and SUNY Upstate College of Medicine in Syracuse, NY. Prior to developing a technologically advanced radiology and imaging center in 1997, Dr. Stevens was employed for nearly 10 years by the Oneida City Hospital in the radiology unit. He has been an active member of the Madison County Medical Society, Oneida Rotary Club, Yale Club of Central New York and other civic and philanthropic organizations. In addition to his private medical practice, Dr. Stevens is a Clinical Professor of Radiology at SUNY Upstate Medical University. Dr. Stevens provides the Board with knowledge of the medical community throughout Central New York. In addition, Dr. Stevens adds value in the oversight of our trust administration and wealth management business.

Gerald N. Volk is the President of Prima International Trading, a mining and construction equipment trading company located in Syracuse, New York. Mr. Volk was a director of SBC Financial Corporation and State Bank of Chittenango immediately preceding the acquisition of the bank by Oneida Savings Bank in May 2002, at which time he joined the boards of Oneida Financial Corp. and Oneida Savings Bank. Mr. Volk also serves as the Chairperson of the Investment Committee and also serves on the Audit Committee. Mr. Volk provides the Board with an extensive business background and experience in board oversight of two financial institutions.

Frank O. White, Jr. is the former Assistant Director of Athletics at Colgate University. Until January 1998, Mr. White was the President and Chief Executive Officer of Mid-State Raceway, Inc. located in Vernon, New York. Mr. White has been a director of Oneida Savings Bank since 1994 and a Director of Oneida Financial Corp. since its inception in 1998. Mr. White serves on the Executive and Audit Committees. He serves as a director of the Groves and Agnus Hinman Charitable Foundation and is Treasurer and board member of The Hamilton Emerald Foundation. Mr. White is well known throughout Madison County and provides insight in business management and the university business sector.

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John A. Wight, M.D. is the founder and managing director of Tri-Valley Family Practice located in Vernon, New York. Dr. Wight has been a Director of Oneida Financial Corp. and Oneida Savings Bank since December 2008. Dr. Wight is a member of the Audit and Human Resource Development Committees. Dr. Wight is a graduate of SUNY Geneseo in Geneseo, NY and SUNY Upstate College of Medicine in Syracuse, NY. Prior to establishing a medical practice in Central New York in 1988 that currently includes nine practicing physicians, Dr. Wight performed family practice residency work at St. Margaret Memorial Hospital in Pittsburgh, PA followed by joining a private medical practice in Canastota, NY. He is a member of the American Academy of Family Physicians, Central New York Independent Physicians Association and a board member of VVS Dollars for Scholars. Dr. Wight is the former Chief of Medical Staff at the Oneida Healthcare Center in Oneida, New York. Dr. Wight’s medical practice covers Western Oneida County and much of Madison County. His respect in the medical community and community involvement activities provides significant value to the Board.

Executive Officers who are not Directors

Eric E. Stickels, age 50, has been Executive Vice President, Secretary and Chief Financial Officer of Oneida Financial Corp. since April 2003. Effective December 1, 2011, Mr. Stickels was appointed President and Chief Operating Officer of Oneida Savings Bank. Prior to that date, Mr. Stickels served as Executive Vice President and Chief Financial Officer of Oneida Savings Bank since January 2003. Prior to that time, Mr. Stickels held a variety of positions at Oneida Savings Bank including Senior Vice President and Chief Financial Officer. Mr. Stickels has been associated with Oneida Savings Bank since 1982 and a member of the senior management group since 1986. Mr. Stickels currently serves as an active member of the Asset/Liability, Trust Investment, Compliance, Information Technology and Marketing Committees. Mr. Stickels is the treasurer and secretary of all Oneida Savings Bank subsidiaries and serves as a director of all Oneida Savings Bank subsidiary corporation boards. Mr. Stickels is also Treasurer and a board member of Oneida Savings Bank Charitable Foundation. Mr. Stickels is actively involved in the community and has served as a member of the executive committee of NYSARC, Inc. since 2002, a statewide non-profit provider of services for individuals with intellectual and other developmental disabilities.

Thomas H. Dixon, age 57, has been Executive Vice President of Oneida Financial Corp. since April 2003 and Executive Vice President and Chief Credit Officer of Oneida Savings Bank since January 2003. Prior to that, Mr. Dixon held the position of Senior Vice President-Credit Administration and has been associated with Oneida Savings Bank since January 1996. Mr. Dixon was previously affiliated with Oneida Valley National Bank in various capacities since 1982. Mr. Dixon currently serves as an active member of the Asset/Liability, Officer Loan and Marketing Committees. Mr. Dixon serves as a director of all Oneida Savings Bank subsidiary corporation boards. Mr. Dixon is also a board member of Oneida Savings Bank Charitable Foundation. Mr. Dixon is actively involved in the community through various civic, social and educational organizations.

Board Independence

The Board of Directors has determined that with the exception of Mr. Kallet and Mr. Haskell, each of Oneida Financial Corp.’s directors qualifies as an independent director under the listing requirements for NASDAQ listed companies. The independent directors constitute a majority of the Board of Directors. Mr. Kallet is not considered independent because he is an executive officer of Oneida Financial Corp. Mr. Haskell is not considered independent because he is employed by Bailey & Haskell Associates, Inc., a subsidiary of Oneida Savings Bank.

From time to time, Oneida Savings Bank makes loans to its directors and executive officers and related persons or entities. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectability nor present other unfavorable features. The Board does not believe that originating these loans affects the independence of our board members.

Board Leadership Structure

Oneida Financial Corp. has chosen to separate the principal executive officer and board chair positions in order to provide a higher degree of independence and transparency between the Board and management. This leadership structure of the Board has been in place since the inception of Oneida Financial Corp. The Board believes that this leadership structure is most appropriate given the Board’s and Oneida Financial Corp.’s conservative risk profile and the Board’s role in monitoring Oneida Financial Corp.’s execution of its business plan and the risk elements associated with such execution. The Board monitors Oneida Financial Corp.’s risk by

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monitoring and measuring certain risk parameters of Oneida Financial Corp., such as interest rate risk, credit risk, liquidity risk and other risks that would have a material impact on Oneida Financial Corp. Reports are provided to the Board from management for review of Oneida Financial Corp.’s activities and execution of its business plan on at least a monthly basis. On at least a quarterly basis, outside reporting for interest rate risk is provided to the appropriate subcommittee of the Board for review and then ultimately to the entire Board. On at least an annual basis, a review of credit risk is performed by an outside party for review by the Board of Directors. Given the independent roles both the Board and management have in monitoring Oneida Financial Corp.’s risk, Oneida Financial Corp. believes that its current leadership structure is well positioned to identify and mitigate risks as they arise.

Ownership Reports by Officers and Directors

The Common Stock of Oneida Financial Corp. is registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of Oneida Financial Corp. and beneficial owners of greater than 10% of Oneida Financial Corp.’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in Oneida Financial Corp.’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of Oneida Financial Corp.’s Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on Oneida Financial Corp.’s review of such ownership reports, it was determined that (i) Nancy E. Ryan failed to file one Form 4 on a timely basis reporting an aggregate of two late transactions; (ii) Eric E. Stickels failed to file one Form 4 on a timely basis reporting an aggregate of three late transactions; (iii) John E. Haskell failed to file one Form 4 on a timely basis reporting an aggregate of one late transaction; (iv) Thomas H. Dixon failed to file one Form 4 on a timely basis reporting an aggregate of one late transaction; and (v) Michael R. Kallet failed to file one Form 4 on a timely basis reporting an aggregate of one late transaction. Based on Oneida Financial Corp.’s review of such ownership reports, Oneida Financial Corp. believes that no other officer or director of Oneida Financial Corp. failed to timely file such ownership reports for the fiscal year ended December 31, 2011.

Evaluation of disclosure controls and procedures

Oneida Financial Corp. has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the Securities and Exchange Commission is recorded, processed, summarized and reported within time periods specified by the Securities and Exchange Commission. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the year (the “Evaluation Date”). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Communications with the Board of Directors

Any stockholder who wishes to contact Oneida Financial Corp.’s Board of Directors or an individual director may do so by writing to: Board of Directors, Oneida Financial Corp., 182 Main Street, Oneida, New York 13421. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or individual director as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of Oneida Financial Corp., and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Oneida Financial Corp. has established separate procedures for the submission of complaints regarding accounting, internal accounting controls, or auditing matters, as required by Section 301 of the Sarbanes-Oxley Act of 2002. Such communications may be submitted to the Chairman of the Audit Committee by telephoning (315) 366-3705. Alternatively, such communications may be submitted in writing to the following address: Rodney D. Kent, Chairman of Audit Committee, Oneida Financial Corp., 182 Main Street, Oneida, New York 13421.

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Attendance at Annual Meeting of Stockholders

Oneida Financial Corp. does not have a policy regarding director attendance at annual meetings of stockholders. All ten of our directors attended the 2011 annual meeting of stockholders.

Code of Ethics

Oneida Financial Corp. has adopted a Code of Ethics that is applicable to the officers, directors and employees of Oneida Financial Corp., including Oneida Financial Corp.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on Oneida Financial Corp.’s website at www.oneidafinancial.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Oneida Financial Corp.’s website.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of Oneida Financial Corp.’s Board of Directors is conducted through meetings and activities of the Board of Directors and its committees. During the year ended December 31, 2011, the Board of Directors of Oneida Financial Corp. held 13 regular and one special meeting. During the year ended December 31, 2011, no director attended fewer than 75% of the total meetings of the Board of Directors of Oneida Financial Corp. and committees on which such director served. Pursuant to the NASDAQ’s listing requirements, the independent members of the Board of Directors meet from time to time in “executive sessions” without the presence of management. The Board of Directors expects that these meetings occur not less than semi-annually in conjunction with regularly scheduled meetings of the full Board of Directors.

Executive Committee

The executive committee consists of the following six directors of Oneida Financial Corp.: Directors Kent, Caprio, Myers, White, Haskell, and Kallet. The executive committee meets as necessary when the Board of Directors is not in session to exercise general control and supervision in all matters pertaining to the interests of Oneida Financial Corp., subject at all times to the direction of the Board of Directors.

Nominating Committee

The nominating committee currently consists of directors Kent, Myers, and Caprio, each of whom is independent pursuant to the NASDAQ’s listing requirements. Oneida Financial Corp.’s Board of Directors has adopted a written charter for the nominating committee, which is available on Oneida Financial Corp.’s website at www.oneidafinancial.com. During the year ended December 31, 2011, the Board of Directors acting as the nominating committee met two times.

The functions of the nominating committee include the following:

•	to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;
•	to review and monitor compliance with the requirements for board independence; and
•	to review the committee structure and make recommendations to the Board of Directors regarding committee membership.

The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to Oneida Financial Corp.’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the nominating committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the nominating committee would solicit suggestions for director

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candidates from all board members. In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The nominating committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity and whose values are compatible with Oneida Financial Corp.’s;
•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board of Director and committee meetings;
•	is familiar with the communities in which Oneida Financial Corp. operates and/or is actively engaged in community activities;
•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to Oneida Financial Corp. and its stockholders; and
•	has the capacity and desire to represent the balanced, best interests of the stockholders of Oneida Financial Corp. as a group, and not primarily a special interest group or constituency.

The nominating committee also takes into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Although the nominating committee and the board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the nominating committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further Oneida Financial Corp.’s and Oneida Savings Bank’s role as a community-based financial institution.

Procedures for Stockholder Recommendations for Nomination of Directors. The nominating committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by Oneida Financial Corp.’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 182 Main Street, Oneida, New York 13421. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of Oneida Financial Corp.’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	the name and address of the stockholder as they appear on Oneida Financial Corp.’s books, and number of shares of Oneida Financial Corp.’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	the name, address and contact information for the candidate, and the number of shares of common stock of Oneida Financial Corp. that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between the candidate and Oneida Financial Corp.;
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•	a statement, if known, detailing any relationship between the candidate and any customer, supplier or competitor of Oneida Financial Corp.;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation at the annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.”

The nominating committee did not receive any stockholder recommended nominations for inclusion in this proxy statement, pursuant to the procedures set forth in Oneida Financial Corp.’s By-laws.

There have been no material changes to these procedures since they were previously disclosed in our proxy statement for the 2011 Annual Meeting of Stockholders.

Audit Committee

The Board of Directors has adopted a written charter for the audit committee, which is available on Oneida Financial Corp.’s website at www.oneidafinancial.com. The audit committee consists of the following directors of Oneida Financial Corp.: Messrs. Kent, White, Volk and Dr. Wight. The audit committee meets at least quarterly to examine and approve the audit report prepared by the independent registered public accounting firm of Oneida Financial Corp., to review and recommend the independent registered public accounting firm to be engaged by Oneida Financial Corp., to review the internal audit function and internal accounting controls of Oneida Financial Corp., and to review and approve audit policies. In addition, the Audit Committee meets with the independent registered public accounting firm to review the results of the annual audit and other related matters. The Audit Committee also meets twice a year with Oneida Financial Corp.’s independent registered public accounting firm. The audit committee met four times during the year ended December 31, 2011.

Each member of the audit committee is “independent” as defined in the listing standards for NASDAQ-listed companies and under Rule 10A-3 of the Exchange Act. Each member of the audit committee is able to read and understand financial statements, and no member of the audit committee has participated in the preparation of the financial statements of Oneida Financial Corp., Oneida Savings Bank, or any of Oneida Savings Bank’s subsidiaries, during the past three years. Director Kent is deemed by Oneida Financial Corp. to be an “audit committee financial expert.” Director Kent has an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that Oneida Financial Corp. reasonably expects to be raised by Oneida Financial Corp.’s financial statements. Director Kent has acquired these attributes through employment as an executive officer of International Wire Group. Director Kent has been directly involved in the supervision and oversight of financial officers and the preparation of financial statements and has some educational experience in accounting and economics.

The audit committee reviews and approves all related-party transactions of Oneida Financial Corp. and Oneida Savings Bank, which would be required to be disclosed under applicable Exchange Act rules.

Audit Committee Report

In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

•	Reviewed and discussed with management and Oneida Financial Corp.’s independent registered public accounting firm, Oneida Financial Corp.’s audited consolidated financial statements for the fiscal year ended December 31, 2011;
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•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;
•	Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence from Oneida Financial Corp.; and
•	Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Oneida Financial Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Horwath LLP as the independent registered public accounting firm of Oneida Financial Corp. for the fiscal year ending December 31, 2012, subject to the ratification of this appointment by Oneida Financial Corp.’s stockholders.

This report has been provided by the audit committee:

Rodney D. Kent,

Frank O. White, Jr., Gerald N. Volk and John A. Wight M.D.

__________________

Compensation Committee

The compensation committee currently consists of Patricia D. Caprio, Rodney D. Kent and Richard B. Myers. The compensation committee has not adopted a formal charter. During the year ended December 31, 2011, the compensation committee met three times.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Oneida Savings Bank, meeting in an “executive session” which includes only independent directors, determines the salaries to be paid each year to Oneida Savings Bank’s officers. The Compensation Committee of Oneida Financial Corp., meeting in an “executive session” including only independent directors, determine the base salaries to be paid each year to the named executive officers of Oneida Financial Corp. which includes Messrs. Kallet, Stickels, Dixon, Haskell and Catanzarita. Michael R. Kallet, the President and Chief Executive Officer, is also a director of Oneida Financial Corp. and Oneida Savings Bank. Mr. Kallet has not in the past, and will not in the future, be present during board deliberations or participate in the Board of Directors’ determination of compensation for the President and Chief Executive Officer.

During the year ended December 31, 2011, (i) no executive served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on Oneida Financial Corp.’s Compensation Committee; (ii) no executive officer of the company served as a director of another entity, one of whose executive officers served on the Compensation Committee of Oneida Financial Corp.; and (iii) no executive officer of the company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of Oneida Financial Corp.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy. Our compensation philosophy begins with the premise that the success of Oneida Financial Corp. depends, in large part, on the dedication and commitment of the people we place in key management positions, and the incentives we provide such persons to successfully implement our business strategy and other corporate objectives. However, we recognize that Oneida Savings Bank operates in a competitive

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environment for talent. Therefore, our approach to compensation considers the full range of compensation techniques that enable us to compare favorably with our peers as we seek to attract and retain key personnel.

As a public company, we base our compensation decisions on four basic principals:

•	Meeting the Demands of the Market – Our goal is to compensate our employees at competitive levels that position us as the employer of choice among our peers who provide similar financial services in the markets we serve.
•	Aligning with Shareholders – We use equity compensation as a key component of our compensation mix to develop a culture of ownership among our key personnel and to align their individual financial interests with the interests of our shareholders.
•	Driving Performance – We base compensation in part on the attainment of company-wide and business unit targets that return positive results to our bottom line.
•	Reflecting our Business Philosophy – Our approach to compensation reflects our values and the way we do business in the communities we serve.

This discussion is focused specifically on the compensation of the following executive officers, each of whom is named in the Summary Compensation Table which appears later in this section. These five executives are referred to in this discussion as the “Named Executive Officers.”

Name	Title
Michael R. Kallet	President and Chief Executive Officer
Eric E. Stickels	Executive Vice President and Chief Financial Officer
Thomas H. Dixon	Executive Vice President and Chief Credit Officer
John E. Haskell	Chief Executive Officer, Bailey & Haskell Associates Inc.
John F. Catanzarita	President, Benefit Consulting Group Inc.

Role of Compensation Committee. The Compensation Committee of Oneida Financial Corp. is responsible for overseeing and making recommendations to the full Board of Directors with respect to the compensation, including benefits, of the Named Executive Officers. The Compensation Committee meets as necessary. One of the responsibilities of the Compensation Committee is to provide, on an annual basis, final approval of the significant components of the total compensation of the named executive officers. In making these determinations, the Compensation Committee considers the executive’s level of job responsibility, the compensation paid by peers for similar levels of responsibility, industry survey data regarding executive compensation, the financial condition and performance of the company, and an assessment of the executive’s individual performance. The Compensation Committee also strongly considers the recommendations of our President and Chief Executive Officer regarding the other Named Executive Officers. The Board of Directors has ultimate authority to approve the compensation of all Name Executive Officers, including the President and Chief Executive Officer.

The Compensation Committee consists of the following directors of Oneida Financial Corp.: Patricia D. Caprio (Chair), Rodney D. Kent and Richard B. Myers.

Role of Executives in Committee Activities. The executive officers who serve as a resource to the Compensation Committee are the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer. Executives provide the Compensation Committee with input regarding Oneida Savings Bank’s employee compensation philosophy, process, and decisions for employees other than the Named Executive Officers. In addition to providing factual information such as company-wide performance on relevant measures, these executives articulate management’s views on current compensation programs and processes, recommend relevant performance measures to be used for future evaluations, and otherwise supply information to assist the Compensation Committee. The Executive Vice President and Chief Financial Officer may provide information to evaluate the estimated financial impact regarding any proposed changes to the various components of compensation. The President and Chief Executive Officer also provides information about individual performance assessments for the other Named Executive Officers, and expresses to the Compensation Committee his views on the appropriate levels of compensation for the other Named Executive Officers for the ensuing year.

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Executives participate in Compensation Committee activities purely in an informational and advisory capacity and have no vote in the Compensation Committee’s decision-making process. The President and Chief Executive Officer and Executive Vice President and Chief Financial Officer do not attend those portions of Compensation Committee meetings during which their performance is evaluated or their compensation is being determined. No executive officer other than the President and Chief Executive Officer attends those portions of Compensation Committee meetings during which the performance of the other Named Executive Officers is evaluated or their compensation is being determined.

Market Comparisons. In determining compensation of the Named Executive Officers, the Compensation Committee will utilize market information that is provided by Human Resources. For the year ended December 31, 2011, our Human Resources Director utilized survey data from the NYBA Compensation Survey – 2010 and the ABA – Pearl Myer & Partners 2011 Bank Compensation Survey Report for the Northeast and New York State. In addition, the Compensation Committee reviews compensation data derived from public filings of similarly situated publicly traded financial institutions. The following peer group was utilized in determining market compensation for our executive officers:

Tompkins Financial Corporation

Alliance Financial Corporation

Community Bank Systems, Inc.

NBT Bancorp, Inc.

Beacon Federal Bancorp, Inc.

Financial Institutions, Inc.

Elmira Savings Bank, FSB

In reviewing the market comparison data, the Compensation Committee will review the other components of the executive compensation (broad based benefits and executive perquisites) but does not necessarily consider changes to those components on an annual basis. Changes to the level or types of benefits within these categories, including considerations relating to the addition or elimination of benefits and plan design changes are made by the Board of Directors of Oneida Savings Bank on an aggregate basis with respect to the group of employees entitled to those benefits and not with reference to a particular Named Executive Officer’s compensation.

The Compensation Committee seeks to create what it believes is the best mix of base salary and annual cash incentives in delivering the Named Executive Officer’s total cash compensation. For each Named Executive Officer, a significant percentage of total cash compensation is at-risk, meaning that it will generally be earned when Oneida Financial Corp. or the Named Executive Officer is successful in ways that are aligned with and support Oneida Financial Corp’s interest.

Compensation Program. Compensation paid to our executive officers for 2011 consisted primarily of base salary, annual cash incentive awards based upon a pre-approved cash incentive plan, broad based benefits generally available to all full-time employees and perquisites available only to certain Named Executive Officers.

The following summarizes the significant broad-based benefits in which the Named Executive Officers were eligible to participate during 2011:

•	A defined contribution 401(k) retirement plan;
•	An employee stock ownership plan;
•	Medical coverage;
•	Life insurance; and
•	Pre-tax health and dependent care spending accounts.

In addition, the Named Executive Officers were also entitled to county club memberships. In lieu of a monthly automobile allowance, Mr. Kallet has use of an automobile (including operating expenses) owned by Oneida Savings Bank for business and personal use. Mr. Haskell has use of an automobile (including operating expenses) leased by Bailey & Haskell Associates Inc. Personal use of the automobiles is reported as taxable income to Mr. Kallet and Mr. Haskell. Messrs. Stickels, Dixon and Catanzarita each receive a monthly car allowance.

Please refer to the “Summary Compensation Table” for compensation information regarding these benefits for 2011. These benefits are aligned with our objective to attract and retain highly qualified management talent for the benefit of all of our stockholders and are considered by the Compensation Committee to be reasonable when compared to industry averages.

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The Compensation Committee reviewed 2011 compensation for the Named Executive Officers relative to the competitive market and relative to results delivered on established objectives and performance criteria. The Compensation Committee concluded that the executives’ compensation is consistent with market practice and is reasonable based on performance.

Employment Agreements. In addition to the components of executive compensation described above, Messrs. Kallet, Stickels and Dixon are each parties to employment agreements with Oneida Savings Bank. New employment agreements were entered into effective March 1, 2012. These new agreements replace employment agreements entered into effective November 2010 that had a fixed term of three years that did not automatically renew. The new employment agreements are identical to the original employment agreements, except that the new employment agreements have an initial term of two years that will automatically renew for an additional year on the anniversary date of the effective date of the agreements and each anniversary date thereafter, provided however that the Compensation Committee will conduct an annual comprehensive performance evaluation of each executive for purposes of determining whether to extend the term of the agreements. The rationale for entering into new employment agreements with Messrs. Kallet, Stickels and Dixon is to better provide security for the executives and stability among our senior management team. Messrs. Haskell and Catanzarita are each parties to employment agreements with Bailey & Haskell Associates, Inc. and Benefit Consulting Group, Inc. respectively, the wholly owned subsidiaries of Oneida Savings Bank. See “Executive Compensation—Employment Agreements” and “Executive Compensation – Potential Payments to Named Executive Officers” for a description of these agreements and for information about potential payments to these individuals upon termination of their employment with Oneida Savings Bank. The employment agreements are designed to give Oneida Savings Bank and its subsidiaries the ability to retain the services of the designated executives while reducing, to the extent possible, unnecessary disruptions to Oneida Savings Bank’s operations. The agreements are for a two-year period for Messrs. Kallet, Stickels and Dixon, a one-year period for Mr. Haskell and a two-year period for Mr. Catanzarita, and are reviewed and renewed annually by the Compensation Committee of the Board of Directors. The employment agreements provide for salary and bonus payments, as well as additional post-employment benefits, primarily health benefits, under certain conditions, as defined in the employment agreements. The employment agreements were negotiated directly with and recommended for approval by, the Compensation Committee. The Compensation Committee negotiated the agreements with the assistance of outside counsel, and the Compensation Committee believes such agreements are consistent with industry practices and desirable for retaining executive talent.

Annual Compensation-Chief Executive Officer. In May 2011, the Compensation Committee recommended, and the Board of Directors approved, the various components of Mr. Kallet’s 2011 annual compensation. Details regarding base salary and annual incentive cash awards are included in the compensation tables following this section.

For 2011, the Compensation Committee established a base salary and a maximum bonus range for Mr. Kallet of approximately $519,000. This target was established based on the recent and anticipated financial performance of Oneida Financial Corp, the estimated value of Mr. Kallet’s services in the marketplace, and the Compensation Committee’s view of Mr. Kallet’s critical role in the future success of Oneida Financial Corp.

After establishing the target value for Mr. Kallet’s overall total cash compensation, the Compensation Committee made detailed determinations for each element of compensation in order to arrive at the desired overall result:

•	Base Salary: The Compensation Committee set Mr. Kallet’s base salary at $347,000 for 2011 representing an increase of 5.2% from his base salary in 2010. The base salary was increased based on the estimated value of Mr. Kallet’s services in the marketplace. At this level, Mr. Kallet’s base salary represented approximately 67% of the target value of his total cash compensation, consistent with the Compensation Committee’s philosophy of emphasizing the at-risk components of total cash compensation for executive officers.

•	Annual Incentive Cash Award: Mr. Kallet’s “target award” for 2011 was established at approximately 33% of his base salary based on Oneida Financial Corp.’s 2011 performance.

All Compensation Committee actions taken with respect to Mr. Kallet’s compensation were presented as recommendations for approval by the full Board of Directors. The Compensation Committee’s recommendations regarding Mr. Kallet’s 2011 base salary were approved by the full Board of Directors in May 2011. The

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Compensation Committee’s recommendations regarding Mr. Kallet’s 2011 annual incentive cash award were approved by the full Board of Directors in May 2011.

Annual Compensation - Other Oneida Savings Bank Named Executive Officers. In May 2011, the Compensation Committee recommended, and the full the Board of Directors approved, the total cash components of annual compensation for the other banking Named Executive Officers of Oneida Savings Bank. Details regarding base salary and annual incentive cash awards made to the Named Executive Officers are included in the detailed compensation tables following this section. The Compensation Committee evaluated the overall level of total cash compensation for each Named Executive Officer (other than the Chief Executive Officer) after considering the recent performance of Oneida Financial Corp. and the role of each Named Executive Officer, the criticality of each Named Executive Officer to the future success of Oneida Financial Corp in attaining its goals and their experience, contribution and knowledge of our organization.

The target value of the Named Executive Officers’ total cash compensation, as established by the Compensation Committee for 2011, generally followed the same steps as outlined above for the Chief Executive Officer.

After establishing the target value for each Named Executive Officer’s overall total cash compensation, the Compensation Committee made detailed determinations for each element of total compensation in order to arrive at the desired overall result:

•	Base Salary: The Compensation Committee set base salary at $202,000 for 2011 for each of Messrs. Stickels and Dixon, representing an increase of 6.3% from the base salaries in 2010. The base salary was increased from the 2010 level based on the estimated value of Messrs. Stickels and Dixon’s services in the marketplace. At this level, Messrs. Stickels and Dixon’s base salary represented approximately 70% of the target value of their total cash compensation, consistent with the Compensation Committee’s philosophy of emphasizing the at-risk components of total cash compensation for executive officers. The Compensation Committee increased the base salary of Mr. Stickels to $225,000 from the base salary of $202,000 with the change in position from Executive Vice President and Chief Financial Officer to President and Chief Operating Officer of Oneida Savings Bank effective December 1, 2011.

•	Annual Incentive Cash Award: Messrs. Stickels and Dixon’s “target award” for 2011 was established at approximately 30% of their base salary based on Oneida Financial Corp.’s 2011 performance.

For 2011, the Compensation Committee established the target value of each of Messrs. Stickels and Dixon’s base salary and annual incentive cash award at approximately $288,000.

Annual Compensation- Other Non-Bank Named Executive Officers. In May 2011, the Compensation Committee recommended, and the full the Board of Directors approved, the total cash components of annual compensation for the other non-banking Named Executive Officers Messrs. Haskell and Catanzarita are our non-banking Named Executive Officers. Details regarding base salary and annual incentive cash awards made to the non-banking Named Executive Officers are included in the detailed compensation tables following this section. The Compensation Committee evaluated the overall level of total cash compensation for each non-banking Named Executive Officer (other than the Chief Executive Officer) after considering the recent performance of both Bailey & Haskell Associates Inc. and Benefit Consulting Group Inc. and the role of each Named Executive Officer, the criticality of each Named Executive Officer to the future success of Oneida Financial Corp. in attaining its goals and their experience, contribution and knowledge of our organization.

After establishing the target value for each Named Executive Officer’s overall total cash compensation, the Compensation Committee made detailed determinations for each element of total compensation in order to arrive at the desired overall result:

•	Base Salary: The Compensation Committee set Messrs. Haskell’s and Catanzarita’s base salary at $206,450 and $210,000, respectively, which represented a 3.5% and 8.5% increase, respectively, from the base salaries in 2010. At this level, Messrs. Haskell’s and Catanzarita’s base salary represented approximately 85% and 80% of the target value of their total cash compensation
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respectively, consistent with the Compensation Committee’s philosophy of emphasizing the at-risk components of total cash compensation for executive officers.
•	Annual Incentive Cash Award: Mr. Haskell’s “target award” for 2011 was established at approximately 15% of his base salary based on Bailey & Haskell Associates Inc.’s 2011 performance. Mr. Catanzarita’s “target award” for 2011 was established at approximately 20% of his base salary based on Benefit Consulting Group, Inc.’s 2011 performance.

Annual Cash Incentives. The Compensation Committee designed the Performance Based Compensation Plan in order to link potential payout with our stockholders interests. The performance objectives are established at the beginning of the year by the Compensation Committee. For 2011, the primary corporate financial performance objectives were based on the Oneida Financial Corp. attaining certain targeted net income growth rates, return on average assets and return on average tangible equity. Performance levels below the targeted level would result in no payment being made. Performance levels exceeding the target by specified percentages may result in increasing payments based on a six tier structure, provided that the total annual incentive awards paid may not exceed 5% of Oneida Financial Corp.’s net income for the fiscal year. The Compensation Committee may, at their discretion, modify the plan from time to time, to negate the effects of certain non-recurring increases or decreases in the net income levels. The performance objectives for Mr. Haskell are related to the overall performance of Bailey & Haskell Associates, Inc. based on increased revenues due to commissions and fees received for providing retail and whole insurance agency and brokerage services. The performance objectives for Mr. Catanzarita are related to the overall performance of Benefit Consulting Group, Inc. based on targeted revenue growth and profit margin relative to employee benefit consulting services.

Long-Term Stock-Based Compensation. There is not currently a long-term stock-based compensation plan in place as our 2006 Recognition and Retention Plan expired in 2010. The purpose of our 2006 Recognition and Retention Plan was to provide an additional incentive to certain officers to work to maximize shareholder value. Stock awarded in 2006 vested ratably over the five year vesting period. This approach was designed to encourage key employees to remain in the employ of Oneida Savings Bank and to encourage employees to take into account the long-term interests of Oneida Financial Corp. The 2006 Recognition and Retention Plan was approved by our stockholders.

In making the stock grants to Mr. Kallet and certain Named Executive Officers in 2006, the Compensation Committee took into account the duties and responsibilities of the Named Executive Officers. Accordingly, Messrs. Kallet, Stickels, Dixon and Haskell were awarded 18,272, 9,136, 9,136 and 1,827 shares, respectively. Full vesting of the shares underlying the 2006 awards was completed as of December 31, 2010. Dividends were being paid on the 2006 award shares including the non-vested shares.

Retirement Plans. In addition to the compensation paid to Named Executive Officers as described above, the Named Executive Officers received, along with and on the same terms as other employees, certain life, health and disability benefits and benefits pursuant to our 401(k) plan, employee stock ownership plan (ESOP), and defined benefit plan. All of our Named Executive Officers were eligible to participate in the 401(k) plan during 2011. Messrs. Kallet, Stickels, Dixon, Haskell and Catanzarita are 100% vested in each plan. The 401(k) plan provides that an eligible employee may elect to defer his or her salary for retirement up to the Internal Revenue Code Section 402(g) limit (subject to a maximum limitation for 2011 of $16,500; provided , however, that a participant over age 50 may contribute an additional $5,500 to the 401(k) plan), and that we will provide a matching contribution of 100% of the first 4% of the employee’s salary and a matching contribution of 50% of the next 2% of the employee’s salary that is contributed by the employee to the 401(k) plan. These contributions were made in the form of a cash contribution and are invested at the direction of the employee. Compensation taken into account under the Plan cannot exceed $245,000 for 2011. Our Board of Directors may amend or terminate this Plan at any time. All of our employees who have attained age 21 and have completed 12 months of service during which they have worked at least 1,000 hours are also eligible to participate in our employee stock ownership plan. The employee stock ownership plan purchased 157,500 shares of common stock as part of the second step conversion which was funded by a loan from Oneida Financial Corp. for a term of ten years. Loan payments are funded by cash contributions from Oneida Savings Bank. As loan payments are made, shares are committed to be released and allocated to employee accounts at the end of each calendar year. Contributions for 2011 totaled $288,538. The ESOP provides our employees with allocations that consist of primarily of our common stock, which is allocated based upon an employee’s salary in relation to the salary of all other qualified employees. The defined benefit plan has been frozen since June 15, 2004, and as a result no benefits have accrued thereafter.

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Tax and Accounting Implications. In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and on an annual basis to ensure that we understand the financial impact of the program. Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirements. As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences. To preserve maximum flexibility in the design and implementation of our compensation program, we have not adopted a formal policy that requires all compensation to be tax deductible. However, to the greatest extent possible, it is our intent to structure our compensation programs in a tax efficient manner.

Compensation Committee Report

The following is the report of the Compensation Committee with respect to Oneida Financial Corp.’s Compensation Discussion and Analysis for the fiscal year ended December 31, 2011:

The Compensation Committee of Oneida Financial Corp., has reviewed and discussed the section of this proxy statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of Oneida Financial Corp. that the “Compensation Discussion and Analysis” be included in Oneida Financial Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the Annual Proxy Statement for the annual meeting of the stockholders to be held on May 8, 2012.

The above report of the Compensation Committee does not constitute “soliciting materials” and should not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing Oneida Financial Corp. under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that Oneida Financial Corp. specifically incorporates this report by reference in any of those filings.

This report has been provided by the following directors: Patricia D. Caprio, Rodney D. Kent and Richard B. Myers.

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EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth for the years ended December 31, 2011, 2010 and 2009 certain information as to the total remuneration we paid to Michael R. Kallet, our President and Chief Executive Officer, Eric E. Stickels, our Chief Financial Officer, and the three other most highly compensated executive officers of Oneida Financial Corp. and its subsidiaries (the “Named Executive Officers”).

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	Change in pension value and non- qualified deferred compensation earnings ($)(3)	All other compensation ($)(4)	Total ($)
Michael R. Kallet,	2011	347,000	—	157,547	20,244	73,517	598,308
President and Chief	2010	330,000	—	25,073	19,681	70,063	444,817
Executive Officer	2009	310,000	50,220	71,292	12,229	71,630	515,371

Eric E. Stickels	2011	225,000	—	78,774	6,296	31,434	341,504
Executive Vice	2010	202,000	2,643	12,537	6,121	29,895	253,196
President and Chief Financial Officer	2009	190,000	12,540	35,646	3,803	30,342	272,331

Thomas H. Dixon,	2011	212,000	—	78,774	3,223	33,116	327,113
Executive Vice	2010	202,000	—	12,537	3,133	30,409	248,079
President and Chief Credit Officer	2009	190,000	14,845	35,646	1,947	32,250	274,688

John E. Haskell	2011	206,450	—	31,695	2,336	64,085	304,566
Chief Executive Officer	2010	199,450	—	24,285	2,271	62,619	288,625
Bailey & Haskell Associates, Inc.	2009	193,640	—	30,980	1,411	59,003	285,034

John F. Catanzarita	2011	210,000	—	51,437	—	33,533	294,970
President	2010	193,500	—	—	—	30,397	223,897
Benefit Consulting Group, Inc.	2009	181,000	—	—	—	32,159	213,159

(1)	Represents the grant date fair value of reload options received by the Named Executive Officers under the Oneida Financial Corp. 2000 Stock Option Plan. The grant date fair value of the reloaded options has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718) for 2010 and 2009. Assumptions used in the calculations of these amounts are included in the Annual Report on Form 10-K of Oneida Financial Corp., a Federal corporation, filed with the SEC on March 21, 2011.
(2)	Represents bonuses under the Performance Based Compensation Plan earned based upon financial targets achieved in the specified year and to be paid in April 2010 and 2011 and February 2012, respectively, for Messrs. Kallet, Stickels and Dixon. Messrs. Haskell and Catanzarita’s non-equity incentive compensation is based upon criteria established in their employment agreements with Bailey & Haskell Associates, Inc., and Benefit Consulting Group, Inc., respectively, as described below.
(3)	This column represents the change in actuarial present value of the Named Executive Officer’s accumulated benefit under the Retirement Accumulation Plan of Oneida Savings Bank, a non-contributory tax-qualified defined benefit pension plan utilizing a cash balance plan design.
(4)	The amounts in this column reflect what we paid for, or reimbursed, the applicable Named Executive Officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the table provided
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All Other Compensation
Name	Year	Employer Contributions to 401(k) Plan ($)	ESOP Allocation ($)(1)	Life and Disability Insurance ($)(2)	Dividends On Restricted Stock ($)	Board Fees ($)	Auto Expenses ($)	Club Dues ($)	Total All Other Compensation ($)
Michael R. Kallet,	2011	12,250	5,947	11,000	—	23,800	13,410	7,110	73,517
President and Chief	2010	12,250	5,008	10,234	1,878	21,700	13,215	5,778	70,063
Executive Officer	2009	12,250	5,432	12,335	3,840	18,200	11,856	7,447	71,360
Eric E. Stickels,	2011	11,053	5,947	4,876	—	—	8,400	1,158	31,434
Executive Vice	2010	10,511	4,851	4,246	939	—	8,400	948	29,895
President and Chief Financial Officer	2009	9,920	4,213	4,864	1,920	—	8,400	1,025	30,342
Thomas H. Dixon,	2011	11,010	5,928	6,620	—	—	8,400	1,158	33,116
Executive Vice	2010	9,694	4,851	5,577	939	—	8,400	948	30,409
President and Chief Credit Officer	2009	9,555	4,213	7,137	1,920	—	8,400	1,025	32,250
John E. Haskell	2011	10,316	5,596	370	—	24,800	15,377	7,626	64,085
Chief Executive Officer	2010	11,517	4,720	370	188	21,700	16,946	7,188	62,619
Bailey & Haskell Associates, Inc.	2009	9,652	4,292	4,770	384	19,300	13,597	7,008	59,003

John F. Catanzarita	2011	10,484	5,577	481	—	—	9,510	7,481	33,533
President	2010	9,665	3,949	481	—	—	9,159	7,143	30,397
Benefit Consulting Group, Inc.	2009	9,045	4,011	1,728	—	—	10,193	7,182	32,159

(1)	Based on the fair market value of Oneida Financial Corp. common stock on December 31, 2011 of $9.50.
(2)	Represents the cost to Oneida Savings Bank for disability plan agreements and life insurance plans, as well as coverage under a supplemental executive life and disability plan for Messrs. Kallet, Stickels, and Dixon.

Employment Agreements

Oneida Savings Bank and Oneida Financial Corp. have entered into substantially identical employment agreements with Messrs. Kallet, Stickels, and Dixon (referred to below as the “executives” or “executive”). Each employment agreement was originally executed on November 1, 2010 for a three-year term ending on October 31, 2013. New employment agreements were entered into on March 1, 2012 for a two-year term ending on February 28, 2014 (the “Employment Term”). The new employment agreements are identical to the original employment agreements except that the term of the new employment agreements will automatically renew for an additional year on March 1, 2014 and each year thereafter, provided however that the Compensation Committee will conduct an annual comprehensive performance evaluation of each executive for purposes of determining whether to extend the term of the new employment agreements. The original employment agreements had a fixed term for three years that did not automatically renew. The current base salary under the employment agreements is $375,000, $250,000, $225,000 for Messrs. Kallet, Stickels, and Dixon, respectively. Each executive’s base salary will be reviewed annually. In addition to the base salary, each executive will receive all benefits and fringe benefits applicable to executive personnel, and will be entitled to receive supplemental life and long-term disability insurance.

Each executive will be entitled to severance payments and benefits in the event of termination of employment under specified circumstances, including (i) involuntary termination of employment for reasons other than cause, disability, or retirement, or (ii) resignation during the term of the agreement for “good reason.” “Good reason” is defined as (A) the failure to re-elect the executive to his current position, or a material adverse change in the executive’s position, duties, responsibilities, title or status that would cause the executive’s position to have less responsibility, importance, or scope; (B) a relocation of his principal place of employment by more than 25 miles from Oneida Savings Bank’s principal executive office; (C) a material reduction in the executive’s benefit and perquisites, including the executive’s base salary, except for any reduction that is generally applicable to all officers of Oneida Savings Bank; (D) a liquidation or dissolution of Oneida Savings Bank or Oneida Financial Corp.; or (E) a material breach of the employment agreement by Oneida Savings Bank or Oneida Financial Corp. In the event of the executive’s termination of employment as a result of any of these circumstances, the executive will be entitled to receive a lump sum severance payment within 30 days following his date of termination equal to: (i) the unpaid base salary due for the remaining term of the employment agreement, or for a period of six months, whichever is greater, plus (ii) continued payments related to the executive’s participation in any medical, dental and life insurance benefit

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plans at the same levels that existed prior to the termination for a period of 18 months following the termination date.

In the event of the executive’s (i) involuntary termination of employment, for reasons other than cause, death or disability, or (ii) voluntary resignation with “good reason” , in either case within six months prior to, or twelve months after, a change in control of Oneida Savings Bank or Oneida Financial Corp., the executive will be entitled to receive a lump sum severance payment within 30 days following his date of termination equal to 2.99 times the average annual compensation paid to the executive and included as gross income for income tax purposes during the five full calendar years (or if less, executive’s period of employment) immediately preceding the year during which the change in control occurs. In addition, the agreements provide for the executive’s continued participation in any medical, dental and life insurance benefit plans on substantially the same terms in existence at the time of termination for a period of 18 months following the termination date. In the event any severance payments or benefits provided to the executive constitute an “excess parachute payment” as defined in Section 280G of the Code, the severance payments or benefits under each employment agreement will be reduced accordingly to avoid penalties.

The employment agreements provide that for a period of 24 months following termination, each executive agrees not to compete with Oneida Savings Bank and Oneida Financial Corp. in Madison, Oneida, or Onondaga County.

Mr. Haskell has entered into an employment agreement with Bailey & Haskell Associates, a wholly owned subsidiary of Oneida Savings Bank. The employment agreement was effective on July 29, 2010 and has a 17 month term (the “Employment Term”). The Employment Term presently expires on December 31, 2012. Prior to the expiration of the Employment Term, the parties may negotiate for renewal or extension of the employment agreement or indicate through written notice at least sixty (60) days prior to expiration an intent not to renew. If the employment agreement is not terminated at the end of the Employment Term, the employment agreement will automatically be extended for an additional 12-month period. Under the employment agreement, Mr. Haskell is entitled to a base salary of at least $206,450. In addition to the base salary, Mr. Haskell is entitled to participate in retirement plans and other employee and fringe benefits applicable to all personnel. The employment agreement requires that following Mr. Haskell’s termination of employment for any reason, he will not compete with Bailey & Haskell Associates in the New York counties of Madison, Oneida, and Onondaga for a period of 36 months thereafter.

Mr. Catanzarita has entered into an employment agreement with Benefit Consulting Group, a wholly owned subsidiary of Oneida Savings Bank. The employment agreement was effective on January 1, 2006 which expired on December 31, 2010 (the “Employment Term”). A new employment agreement was entered into effective January 1, 2011 which will expire on December 31, 2013. Prior to the expiration of the Employment Term, the parties may negotiate for renewal or extension of the employment agreement or indicate through written notice at least sixty (60) days prior to expiration an intent not to renew. If the employment agreement is not terminated at the end of the Employment Term, the employment agreement will automatically be extended for an additional 12-month period. Under the new employment agreement, Mr. Catanzarita is entitled to a base salary of at least $210,000. In addition to the base salary, Mr. Catanzarita is entitled to participate in retirement plans and other employee and fringe benefits applicable to all personnel. The employment agreement requires that following Mr. Catanzarita’s termination of employment for any reason, he will not compete with Benefit Consulting Group in any area located within a 75 mile radius of Syracuse, New York for a period of two years thereafter.

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Plan-Based Awards. The following table provides information for the year ended December 31, 2011 as to grants of plan-based awards for our Named Executive Officers.

Grants of Plan-Based Awards For the Fiscal Year Ended 2011
		Estimated future payouts under Non-equity incentive plan awards			All other option awards:	Exercise
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	number of securities underlying options (#)	or base price of option awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
Michael R. Kallet, (1) President and Chief Executive Officer	12/31/2011	0	157,547	171,870	—	—	—

Eric E. Stickels, (1) Executive Vice Pres. and Chief Financial Officer	12/31/2011	0	78,774	85,935	—	—	—

Thomas H. Dixon, (1) Executive Vice Pres., Chief Credit Officer	12/31/2011	0	78,774	85,935	—	—	—

John E. Haskell (2) Chief Executive Officer Bailey & Haskell Associates, Inc.	12/31/2011	0	31,695	—	—	—	—
John F. Catanzarita (3) President Benefit Consulting Group, Inc.	12/31/2011	0	51,437	—	—	—	—

(1)	Represents threshold, target and maximum payments achievable under our Performance Based Compensation Plan earned based upon financial targets to be achieved during the year ended December 31, 2011 and was paid in February 2012 for Messrs. Kallet, Stickels and Dixon.
(2)	Mr. Haskell’s non-equity incentive compensation is based upon criteria established in his employment agreement with Bailey & Haskell Associates, Inc. Please see the description of Mr. Haskell’s employment agreement set forth above for further details.
(3)	Mr. Catanzarita’s non-equity incentive compensation is based upon criteria established in his employment agreement with Benefit Consulting Group, Inc. Please see the description of Mr. Catanzarita’s employment agreement set forth below for further details.

Benefit Plans

Performance Based Compensation Plan. The Performance Based Compensation Plan was updated by Oneida Financial Corp. in 2011. The purpose of the plan is to provide financial incentives to a select group of executive officers who contribute materially to the continued growth, development, and future business success of Oneida Financial Corp. Messrs. Kallet, Stickels, and Dixon are participants in the plan.

The Compensation Committee will determine the executive officers who are eligible to participate in the plan. The participation level of eligible executives will be based on their category: category I is reserved for the President and Chief Executive Officer, and category II applies to all other executive officers. Participants are eligible to receive an annual cash bonus payment based on the satisfaction of specific targets for each performance metric established by the Compensation Committee at the beginning of the fiscal year. For 2011, the Compensation Committee used the following three performance metrics of Oneida Financial Corp.: (1) Return on Average Assets (“ROAA”); (ii) Return on Average Tangible Equity (“ROATE”); and (iii) Net Income Growth Rate.

At the end of the fiscal year, the Compensation Committee will establish a potential bonus award of up to a fixed percentage of 5% of Oneida Financial Corp.’s net income. For 2011, 33.33%, 33.33%, and 33.34% of the total bonus award was determined based on Oneida Financial Corp.’s satisfaction of certain target performance levels related to ROAA, ROATE, and Net Income Growth Rate, respectively. If a bonus award has been established, the Compensation Committee will allocate 50% of the bonus award to category I participants and 50% of the bonus award to category II participants. The allocated bonus award will be divided among the participants in each

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category based on the participant’s base salary in comparison to the total base salary of all participants in the category. However, no bonus award will made if for the fiscal year: (i) the ROATE is less than 5.0%, (ii) the ROAA is less than 0.49%, or (iii) the most recent Regulatory Examination Report does not reflect an acceptable Uniform Composite Rating.

2006 Recognition and Retention Plan. Oneida Financial Corp. had adopted the 2006 Recognition and Retention Plan (the “2006 Recognition Plan”). The 2006 Recognition Plan authorized the issuance of up to 73,088 shares of the common stock of Oneida Financial Corp. (as adjusted as a result of our conversion from the mutual holding company structure occurring on July 7, 2010) pursuant to grants of restricted stock awards. Key employees and outside directors were eligible to receive awards under the 2006 Recognition Plan. As of December 31, 2011, all of the awards under the 2006 Recognition Plan have been issued and are fully vested.

2000 Option Plan. Oneida Financial Corp. had adopted the 2000 Stock Option Plan (“2000 Option Plan”), which authorized the issuance of 342,205 shares of common stock of Oneida Financial Corp. (as adjusted for a three-for-two stock split in 2002 and 2004, and as a result of our conversion from the mutual holding company structure occurring on July 7, 2010) pursuant to grants of stock option awards. A stock option gives the recipient the right to purchase shares of common stock of Oneida Financial Corp. at a specified price for a specified period of time. Awards may be granted as either incentive or nonstatutory stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or with common stock that was owned by the recipient. In addition, the 2000 Option Plan permitted the grant of dividend equivalent rights and reload options. All stock options expired in April 2010. As of December 31, 2011, all of the awards under the 2000 Option Plan have been issued and each award has either been exercised by the recipient or has expired.

Outstanding Equity Awards at Year End. There were no outstanding equity awards as of December 31, 2011 for our Named Executive Officers.

Options Exercised and Stock Vested. No options were exercised and no restricted stock vested during the year ended December 31, 2011 for our Named Executive Officers.

Pension Benefits. The following table sets forth information with respect to pension benefits at and for the year ended December 31, 2011 for the named executive officers.

Pension Benefits at and for the Fiscal Year
Name	Plan name	Number of years credited service (#) (2)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Michael R. Kallet, President and Chief Executive Officer	Retirement Accumulation Plan of Oneida Savings Bank	22	478,244	—
Eric E. Stickels, Executive Vice President and Chief Financial Officer	Retirement Accumulation Plan of Oneida Savings Bank	23	148,738	—
Thomas H. Dixon, Executive Vice President and Chief Credit Officer	Retirement Accumulation Plan of Oneida Savings Bank	9	76,142	—
John E. Haskell Chief Executive Officer Bailey & Haskell Associates, Inc.	Retirement Accumulation Plan of Oneida Savings Bank	4	55,191	—

(1)	The above table represents the account value of the executive’s hypothetical account balance at December 31, 2011 in the Retirement Accumulation Plan of Oneida Savings Bank, a non-contributory defined benefit pension plan utilizing a cash balance plan design.
(2)	No years of service have been credited since June 15, 2004, the date on which the Retirement Accumulation Plan was frozen.

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Tax-Qualified Benefit Plans

Defined Benefit Plan. Oneida Savings Bank maintains the Retirement Accumulation Plan of Oneida Savings Bank, a tax-qualified defined benefit plan utilizing a cash balance plan design. Employees of Oneida Savings Bank who are 21 or older and have completed one year of employment are eligible to participate in the plan. Each participant has an individual retirement account. For each plan year in which a participant completes one year of service, the participant’s account will be credited with an allocation equal to a percentage of the participant’s compensation, where the percentage is determined based on the number of years of service the participant has with Oneida Savings Bank. As of June 15, 2004, the plan was amended to freeze participation and the accrual of benefits thereunder.

Generally, a participant’s retirement benefit will be payable following the participant’s retirement on or after attaining age 65. However, if a participant terminates employment prior to age 65, he or she will be entitled to receive his or her vested benefit. The participant’s retirement benefit is equal to his or her accrued benefit under the plan, and will be payable in either a lump sum or various forms of life annuities or joint and survivor annuities that are offered under the plan.

401(k) Plan. Oneida Savings Bank maintains the Oneida Savings Bank 401(k) Savings Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) plan’s eligibility requirements. All eligible employees can begin participation in the 401(k) plan on the first entry date that coincides with or follows the date the employee has completed one year of service. A participant may contribute up to 100% of his or her compensation to the 401(k) plan, on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2011, the salary deferral contribution was $16,500, provided, however that a participant over age 50 may contribute an additional $5,500 to the 401(k) plan. In addition to salary deferral contributions, Oneida Savings Bank will make matching contributions equal to 100% of the participant’s salary deferral contributions for the plan year that is not in excess of 4% of the participant’s annual salary, plus 50% of the participant’s salary deferral contributions in excess of 4% of his or her annual salary but not in excess of 6% of the participant’s annual salary. In addition, Oneida Savings Bank may also provide a discretionary employer contribution. A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions. All other employer discretionary contributions vest at a rate of 20% per year, and will be fully vested upon completion of five years of credited service. However, a participant will immediately become 100% vested in any discretionary employer contributions received upon the participant’s death, disability, or attainment of age 65 while employed with Oneida Savings Bank. Generally, unless the participant elects otherwise, the participant’s benefit under the 401(k) plan will be payable in the form of a lump sum payment by no later than the last day of the plan year immediately following the participant’s date of termination.

Each participant has an individual account under the 401(k) plan and may direct the investment of his or her account among a variety of investment options or vehicles available, including the Oneida Financial Corp. Employer Stock Fund, which allows participates to invest in the common stock of Oneida Financial Corp.

Employee Stock Ownership Plan. Oneida Savings Bank maintains the Oneida Savings Bank Employee Stock Ownership Plan for eligible employees. Employees who are at least 21 years old with at least one year of service are eligible to participate in the plan. The plan borrowed funds from us and used those funds to purchase 157,500 shares of common stock for the plan in connection with our 2010 stock offering. The loan will be repaid principally through Oneida Savings Bank’s contribution to the plan and dividends payable on the common stock held by the plan over the 10-year term of the loan. The interest rate for the loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, as of the first business day of each calendar year during the term of the loan.

The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released to the participants’ accounts as the loan is repaid. Shares released from the unallocated suspense account will be allocated to each eligible participant’s plan account based on the ratio of each participant’s compensation to the total compensation of all eligible participants. Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

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Under applicable accounting requirements, Oneida Savings Bank will record compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in our earnings.

The plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Potential Payments to Named Executive Officers

The following table sets forth estimates of the amounts that would be payable to the Named Executive Officers upon the executive’s retirement, termination without cause, termination following a change in control, disability or death, if such termination was effective as of December 31, 2011. The table does not include vested or accrued benefits under tax-qualified benefit plans that are disclosed elsewhere in the proxy statement. The actual amounts to be paid upon any future termination can only be determined at the time of such actual separation.

	Mr. Kallet	Mr. Stickels	Mr. Dixon	Mr. Haskell	Mr. Catanzarita

Discharge without Cause or Resignation with Good Reason – No Change in Control
Cash Wages (1)	$807,833	$537,500	$485,333	—	—
Life, Health and Welfare Benefits (2)	$29,620	$20,587	$22,450	—	—
Total	$837,453	$558,087	$507,783	—	—
Discharge without Cause or Resignation with Good Reason –Change in Control
Cash Wages (1)	$1,121,250	$747,500	$672,750	—	—
Life, Health and Welfare Benefits (2)	$29,620	$20,587	$22,450	—	—
Total (3)	$1,150,870	$768,087	$695,200	—	—
Disability
Cash Wages (4)	$—	$—	$—	$—	—
Life, Health and Welfare Benefits (5)	562,440	1,258,890	348,000	50,905	—
Total	$562,440	$1,258,890	$348,000	$50,905	—
Death
Cash Wages (6)	$92,466	$61,644	$55,479	$—	—
Life, Health and Welfare Benefits (7)	$870,000	$550,000	$550,000	$250,000	$250,000
Total	$962,466	$611,644	$605,479	$250,000	$250,000
Retirement
Cash Wages	—	—	—	—	—
Life, Health and Welfare Benefits	—	—	—	—	—
Total	—	—	—	—	—

(1)	Reflects the cash severance payment as stipulated in each Named Executive Officer’s employment agreement.
(2)	Reflects the cost of continued life insurance coverage, non-taxable medical and dental insurance coverage, as outlined in the employment agreement. With respect to Messrs. Kallet, Stickels and Dixon, the calculation assumes their existing employment agreements were in effect as of December 31, 2011.
(3)	In the event the total payment includes an “excess parachute payment” as defined under Section 280G of the Internal Revenue Code, the total payment would be reduced in order to avoid having an excess parachute payment.
(4)	Oneida Savings Bank will be obligated to pay the base salary of Messrs. Kallet, Stickels, Dixon, and Haskell for 26 weeks, 26 weeks, 26 weeks, and 90 days, respectively. However, the base salary will be reduced by any benefits received by the executive under any disability insurance policy or arrangement maintained by Oneida Savings Bank.
(5)	Reflects the benefits received under the Named Executive Officer’s supplemental disability insurance policy. Messrs. Kallet and Stickels are entitled to receive a monthly disability benefit equal to $13,080 and $7,235, respectively, which is payable until they reach age 65. Mr. Dixon is entitled to receive a monthly disability benefit equal to $5,800, which is payable for 5 years.
(6)	Reflects the base salary and payments related to benefit plans that would have otherwise been due for 90 days following the executive’s death.
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(7)	Reflects benefit received under the Named Executive Officer’s supplemental life insurance policy, and also the life insurance policy provided by Oneida Savings Bank to all of its employees. Messrs. Kallet, Stickels, Dixon, Haskell and Catanzarita are each entitled to receive an additional $250,000 (which is not reflected in the table above) in the event that their death is considered accidental.

Directors’ Compensation

Directors’ Summary Compensation Table. Set forth below is summary compensation for the year ended December 31, 2011 for each of our directors, except for any director who is also a Named Executive Officer. Director compensation paid to directors who also are Named Executive Officers is reflected above in “Executive Compensation – Summary Compensation Table.”

Director Compensation
Name	Fees earned or paid in cash ($) (1)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)

Patricia D. Caprio	32,350	—	—	—	32,350
Rodney D. Kent	35,500	—	—	—	35,500
Richard B. Myers	30,100	—	—	—	30,100
Nancy E. Ryan	21,400	—	—	—	21,400
Ralph A. Stevens, M.D.	21,900	—	—	—	21,900
Gerald N. Volk	22,900	—	—	—	22,900
Frank O. White, Jr.	26,400	—	—	—	26,400
John Wight, M.D.	21,400	—	—	—	21,400

(1)	Represents board stipend plus meeting fees paid when the director attends a board or committee meeting.

Independent Directors of Oneida Financial Corp. receive an annual retainer of 5,000 per year. Directors of Oneida Savings Bank receive an annual retainer of $7,500 and a fee of $600 for each Oneida Savings Bank Board of Directors meeting attended. Directors receive $600 for each committee meeting attended. The Chairman of the Board receives an additional $5,000 annual retainer per year. The Chairman of the Audit Committee receives an annual retainer of $5,000 per year. Each committee chair receives an additional $100 for every committee meeting attended. Oneida Savings Bank paid a total of $275,854 in director fees during the year ending December 31, 2011.

Transactions With Certain Related Persons

All transactions between Oneida Financial Corp. and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to Oneida Financial Corp. than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of Oneida Financial Corp. not having any interest in the transaction.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Oneida Financial Corp. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Oneida Savings Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

During fiscal 2006 the Bank completed its acquisition of Benefit Consulting Group LLC, an employee benefits consulting and retirement plan administration firm for $3.7 million. Thomas J. Bader, Jerome A. Lindberg,

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John F. Catanzarita, Donald J. Abernethy, James R. Mersfelder and Pamela S. Stobnicke were the Members (collectively “Members”) of the selling company. All Members of the selling company became employees of the resulting company Benefit Consulting Group Inc., as a wholly owned subsidiary of Oneida Savings Bank. All Members entered into employment agreements with Benefit Consulting Group, Inc. in substantially the same form as described for Mr. Catanzarita under the “Employment Agreement” section of this proxy statement. Under the terms of the purchase agreement, contingent purchase payments may be made based upon future performance levels of the subsidiary over a five-year period. An additional contingent purchase payment in the amount of $95,388 and $117,520 was paid in fiscal 2011 and 2010, respectively to Benefit Consulting Group LLC in which Mr. Catanzarita has a beneficial interest.

Pursuant to the Audit Committee Charter, the Audit Committee oversees transactions with related persons and reviews such transactions for potential conflicts of interest on an on-going basis. Our Conflict of Interest Policy and Code of Conduct requires that our executive officers and directors disclose any existing and emerging conflicts of interest. In addition, the Board of Directors reviews all loans made to directors and executive officers. Other than as described above, we do not maintain a written policy with respect to related party transactions.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT TO THE BOARD OF DIRECTORS.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of Oneida Financial Corp. has approved the appointment of Crowe Horwath LLP to be Oneida Financial Corp.’s independent registered public accounting firm for the fiscal year ending December 31, 2012, subject to the ratification of the appointment by Oneida Financial Corp.’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the appointment of Crowe Horwath LLP for Oneida Financial Corp.’s fiscal year ending December 31, 2012. A representative of Crowe Horwath LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

The following table sets forth the aggregate fees billed to us (or the Bank) for the years ended December 31, 2011 and 2010 by Crowe Horwath LLP:

	2011	2010
Audit Fees	$165,000	$201,500
Audit Related Fees	60,800	235,500
Tax Fees	27,865	23,800
All Other Fees	-	2,371
	$253,665	$463,171

Audit Fees. During the past two years, the aggregate fees billed for professional services rendered by Crowe Horwath LLP for the audit of Oneida Financial Corp.’s annual financial statements and for the review of Oneida Financial Corp.’s Forms 10-Q were $201,500 for 2010 and $165,000 for 2011.

Audit-Related Fees. During the past two years, the aggregate fees billed for professional services by Crowe Horwath LLP that are not directly related to the preparation of the annual audit but reasonably related to the performance of the audit were $235,500 for 2010 and $60,800 for 2011. Services performed included audits of the Company’s various benefit plans.

Tax Fees. During the past two fiscal years, the aggregate fees billed for professional services by Crowe Horwath LLP for tax services were $23,800 for 2010 and $27,865 for 2011.

All Other Fees. During the past two fiscal years the fees were billed for professional services rendered to Oneida Financial Corp. by Crowe Horwath LLP for service other than those listed above were $2,371 for 2010 and $0 for 2011.

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Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the tax fees and other fees paid in 2010 and 2011 were approved by the audit committee.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for the 2012 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as independent registered public accounting firm for the 2012 fiscal year.

PROPOSAL III—APPROVAL OF THE ONEIDA FINANCIAL CORP.
2012 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the 2012 Equity Incentive Plan (the “Equity Plan”), to provide officers, employees and directors of the Company and Oneida Savings Bank with additional incentives to promote the growth and performance of the Company. Most companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 551,250 shares of Company common stock pursuant to grants of incentive and non-statutory stock options and restricted stock awards and restricted stock units. Of this number, the maximum shares of Company common stock that may be issued under the Equity Plan as restricted stock awards or restricted stock units is 157,500 shares of Company common stock (the “Restricted Stock Threshold Amount”), which represents four percent (4%) of the shares of Company common stock that were issued in connection with the Company’s completion of its conversion from mutual holding company structure and related public offering on July 7, 2010. Notwithstanding the foregoing, the Company’s Compensation Committee (the “Committee”) may issue restricted stock awards or restricted stock units that exceed the Restricted Stock Threshold Amount, provided that the total number of shares of Company common stock that are reserved for issuance under the Equity Plan as stock options will be reduced by three shares of common stock for each restricted stock award or restricted stock unit that is issued in excess of the Restricted Stock Threshold Amount.

The Equity Plan will be administered by the Committee who are “disinterested board members,” as defined in the Equity Plan. The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

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The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted in a combination of incentive and non-statutory stock options, or restricted stock awards and restricted stock units, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sales price of Company’s common stock as reported on the Nasdaq Global Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock valued at fair market value as of the day of exercise, (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; or (v) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the Equity Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Plan or the award agreement. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock, however, unlike a restricted stock award, no shares of stock are transferred to the recipient until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Prohibition Against Option Repricing. The Equity Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option right previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted

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stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under The Equity Plan

The following limits apply to awards under the Equity Plan:

•	The maximum number of shares of stock that may be available for awards under the Equity Plan is 551,250 shares of common stock, of which up to 157,500 shares of stock may be issued as restricted stock awards or restricted stock units. Notwithstanding the foregoing, the Committee may issue restricted stock awards and restricted stock units that exceed the Restricted Stock Threshold Amount, provided that the number of shares of common stock that are reserved for issuance under the Equity Plan as stock options will be reduced by three shares of common stock for each restricted stock award or restricted stock unit that is issued in excess of the Restricted Stock Threshold Amount.

•	The maximum number of shares of stock that may be covered by options that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 55,125 shares to the extent that such limitation is required by Section 162(m) of the Internal Revenue Code.

 In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

In addition, to the extent any shares of stock covered by an award under the Equity Plan (including restricted stock awards) (i) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised; (ii) are withheld to satisfy withholding taxes upon exercise or vesting of an award; or (iii) are withheld to satisfy the exercise price of stock options in a net settlement of stock options, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Plan.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; return on average

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stockholders' equity; cash return on average stockholders' equity; core return on equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest margin; growth in assets, loans (including home equity lines of credit), or deposits; loan production volume; non-performing loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; liquidity parameters; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; compliance/audit exam findings; capital ratio; management achievement of strategic plan goals; system knowledge & utilization of core applications; customer service survey; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “qualified performance-based compensation” and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability or termination of service following a change in control.

It is anticipated that all stock options and restricted stock awards will be granted subject to a vesting schedule of 20% per year over a five year period commencing one year from the date of grant. Any restricted stock or restricted stock unit designated as qualified performance-based compensation will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined. All awards would vest upon death, disability, retirement or termination of service following a change in control. The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the Equity Plan, including allowing for accelerated vesting upon retirement, provided that such feature is provided in the participant’s individual award agreement.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a participant’s termination of service (other than for cause) following a Change in Control of the Company or Oneida Savings Bank, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards and restricted stock units shall be fully earned and vested. For the purposes of the Equity Plan, a “Change in Control” means a change in control of a nature that: (i) would be required to be reported under federal securities laws; or (ii) results in a change in control of the Company or Oneida Savings Bank within the meaning of the Home Owners Loan Act, as amended, and applicable rules and regulations issued thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) a person or persons acting concert has or have become the beneficial owner of 25% or more of the combined voting power of the Company’s outstanding securities except for any securities purchased by the Company’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger,

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consolidation, sale of all or substantially all the assets of Oneida Savings Bank or the Company or similar transaction occurs in which Oneida Savings Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

In the event of a Change in Control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Plan at any time, retroactively or otherwise, to insure that the Equity Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Plan will become effective upon approval by the stockholders at this Annual Meeting. The Equity Plan will terminate 10 years or, if sooner, when all shares reserved under the Equity Plan have been issued. At any time, the Board of Directors may terminate the Equity Plan. However, any termination of the Equity Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the

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participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the fair market value of the restricted stock award in taxable income in the year of the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table below (“covered employees”). Restricted stock awards and restricted stock units that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Plan will be considered “qualified performance-based compensation” even if such awards

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vest solely due to the passage of time during the performance of services. Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation and ASC 505-50, Equity Based Payment to Non-Employees, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the Equity Plan. If the Equity Plan is approved by stockholders, the Compensation Committee intends to meet promptly after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Plan, the proposal must receive the affirmative vote of a majority of the total shares present and voting at the Annual Meeting, in each case without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes to approve Equity Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Oneida Financial Corp.’s executive office, 182 Main Street, Oneida, New York 13421, no later than November 28, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business

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desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Oneida Financial Corp.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Oneida Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Oneida Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2013 Annual Meeting of Stockholders is expected to be held May 7, 2013. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Secretary no earlier than February 6, 2013 and no later than February 16, 2013. If notice is received prior to February 6, 2013 or after February 16, 2013, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Oneida Financial Corp. Oneida Financial Corp. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of Oneida Financial Corp. may solicit proxies personally or by telephone without additional compensation.

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Annual Report to Stockholders

Our Annual Report to Stockholders for the year ended December 31, 2011, has been made available to stockholders concurrently with this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials. If you would like a copy of the Annual Report to Stockholders or a copy of our Form 10-K that has been filed with the SEC, including financial statements and schedules, please write to Eric E. Stickels, Executive Vice President, Oneida Financial Corp., 182 Main Street, Oneida, New York 13421, and we will send copies of each to you free of charge. The exhibits to the Form 10-K will be furnished for a fee that is reasonably related to our cost of furnishing such items. You may also make such a request by email to fulfillment@rtco.com and by inserting your Shareholder Control Number in the subject line.

Proxy Statements for Stockholders Sharing the Same Household Mailing Address

If stockholders residing at the same household mailing address and currently receiving multiple copies of our communications but would like to receive only one in the future, please send written notice to The Registrar and Transfer Company at the below address. In the written notice please indicate the names of all accounts in your household and The Registrar and Transfer Company will forward the appropriate forms for completion.

The Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3506

Any stockholders participating in the householding program will, however, continue to receive a separate notice card or voting instruction card for each account.

A COPY OF ONEIDA FINANCIAL CORP.’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 IS AVAILABLE FOR REVIEW ON OUR WEBSITE AT www.oneidafinancial.com AND WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ERIC E. STICKELS, SECRETARY, ONEIDA FINANCIAL CORP., 182 MAIN STREET, ONEIDA, NEW YORK 13421, OR CALL (315) 363-2000.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eric E. Stickels
Eric E. Stickels
Secretary

Oneida, New York

March 27, 2012

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APPENDIX A

ONEIDA FINANCIAL CORP.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term.  The purpose of this Oneida Financial Corp. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Oneida Financial Corp., a Maryland corporation (the “Company”), and its Subsidiaries, including The Oneida Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan is implemented by the Board subsequent to the satisfaction of the shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation.  Each Employee or Director of the Company, or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a) Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and may be settled in shares of Stock, cash, or a combination of cash and shares of Stock based on the Fair Market Value of a specified number of shares of Stock.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by a net settlement of the Stock Option with the Company, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (iii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the

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Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. At the discretion of the Committee, all Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Oneida Financial Corp. dated [Date], made pursuant to the terms of the Oneida Financial Corp. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Oneida Financial Corp. and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions.

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

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(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

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(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units.

Section 2.5 Performance-Based Compensation. Any Restricted Stock Award or Restricted Stock Unit under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, Stock Options may also be subject to the achievement of one or more objective performance measures, although not necessary to satisfy the requirements of Code Section 162(m). The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures.  Such performance measures may be based on any one or more of the following:

(1)	basic earnings per share;
(2)	basic cash earnings per share;
(3)	diluted earnings per share;
(4)	core earnings per share;

(5)	diluted cash earnings per share;
(6)	net income;
(7)	cash earnings;
(8)	net interest income;
(9)	non-interest income;
(10)	general and administrative expense to average assets ratio;
(11)	cash general and administrative expense to average assets ratio;
(12)	efficiency ratio;
(13)	cash efficiency ratio;
(14)	return on average assets;
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(15)	core return on average assets;
(16)	cash return on average assets;
(17)	return on average stockholders' equity;
(18)	cash return on average stockholders' equity;
(19)	core return on equity;
(20)	return on average tangible stockholders' equity;
(21)	cash return on average tangible stockholders' equity;
(22)	core earnings;
(23)	operating income;
(24)	operating efficiency ratio;
(25)	net interest margin;

(26) growth in assets, loans (including home equity lines of credit), or deposits;

(27)	loan production volume;
(28)	non-performing loans;
(29)	cash flow;

(30) capital preservation (core or risk-based);

(31)	interest rate risk exposure-net portfolio value;
(32)	interest rate risk-sensitivity;
(33)	liquidity parameters;

(34) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(35) stock price (including, but not limited to, growth measures and total shareholder return);

(36)	operating expense as a percentage of average assets;
(37)	core deposits as a percentage of total deposits;
(38)	net charge-off percentage;
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(39)	average percentage past due;
(40)	classified assets to total assets;
(41)	compliance/audit exam findings;
(42)	capital ratio;
(43)	management achievement of strategic plan goals;
(44)	system knowledge & utilization of core applications;
(45)	customer service survey; or
(46)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of  gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Retirement. Notwithstanding anything herein to the Contrary, no Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other Termination of Service (other than death or Disability). Notwithstanding anything to the contrary herein, in the event of Retirement of a Participant during the performance period, the number of shares subject to a performance-based Award that will vest in the Participant, if any, shall be determined at the end of the performance period, and will be pro-rated based on the period of the Participant’s active employment and the level of

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achievement of the performance measures, provided that, the Participant was employed for a minimum of one year during the performance period.

Section 2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Bank or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, disability or Termination of Service following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8 Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.9 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted or unless the vesting of an Award is subject to the satisfaction of specific performance measures under Section 2.4 hereof, all Awards to an Employee or Director shall vest immediately upon such individual’s death or Disability. If an Award is conditioned on the achievement of one or more objective performance measures, then upon a Participant’s death or Disability during the performance period, the Award may become vested in accordance with the requirements set forth in Section 2.9(c). Unless otherwise provided in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

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(a) Upon a Participant’s Termination of Service for any reason other than due to death, Disability or Retirement, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination, and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options, Restricted Stock Awards and Restricted Stock Units granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Vested Stock Options may be exercised for a period of one (1) year following Termination of Service due to death or Disability, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed within three (3) months of Termination of Service.

(d) If specifically provided by the Committee in the Participant’s Award Agreement, upon Termination of Service for reason of Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not exercisable, and all Restricted Stock Awards and Restricted Stock Unit Awards (except those that are subject to performance-based conditions) shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Retirement. The Stock Options may be exercised for a period of one (1) year following Retirement, provided, however, that no Stock Option will be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service.

(e) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(f) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is set forth in Article 4 hereof.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 551,250 shares of Stock, all of which are eligible to delivered pursuant to the

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exercise of Stock Options (all of which may be granted as ISOs). Of this number, the maximum of shares of Stock that may be issued under the Plan as Restricted Stock Awards or Restricted Stock Units is 157,500 shares of Stock (the “Restricted Stock Threshold Amount”), which represents four percent (4%) of the Stock outstanding as of the effective date of the Company’s completion of its conversion from the mutual holding company structure and related public offering on July 7, 2010. Notwithstanding the foregoing, the Committee may issue Restricted Stock Awards or Restricted Stock Units that exceed the Restricted Stock Threshold Amount, provided that the total number of shares of Stock that are reserved for issuance under the Plan as Stock Options shall be reduced by three (3) shares of Stock for each Restricted Stock Award or Restricted Stock Unit that is issued in excess of the Restricted Stock Threshold Amount. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards also shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of Stock Options, Restricted Stock Awards or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock Awards and Restricted Stock Units shall be reduced by the number of shares of Stock in respect of which the Stock Options, Restricted Stock Awards or Restricted Stock Units is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan, and applying the award limitations set forth in Section 3.2(a). To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Option Grants to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee pursuant to this Section 3.3 during any calendar year and are intended to be “performance-based compensation” (as that term is defined for purposes of Code Section 162(m)), and then only to the extent that such limitation is required by Code Section 162(m), shall be 55,125.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted

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Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5 Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a) At the time of the Participant’s Termination of Service (other than for Cause) occurring on or after the effective date of a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Termination of Service, provided however that no Stock Option shall be eligible for

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treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service following a Change in Control.

(b) At the time of a Participant’s Termination of Service following a Change in Control, all Restricted Stock Awards and Restricted Stock Unitsthen held by the Participant shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Company’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in number of shares of Stock or Voting Securities then outstanding which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with

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respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three (3) Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside

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directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the

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Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

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Section 7.4 Non-Exclusivity.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Stock Options or Restricted Stock Awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification 718, a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act

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for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification.  To the fullest extent permitted by law and the Company’s governing documents or each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located nearest to the Company’s home office within the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award under the Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

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Section 7.16 Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer and to the Corporate Secretary.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or any similar securities law shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance of filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

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ARTICLE 8 - DEFINED TERMS

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply.

8.1 “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

8.2 “Award” means any Stock Option and Restricted Stock Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

8.3 “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

8.4 “Board” means the Board of Directors of the Company.

8.5 If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

8.6 “Change in Control” has the meaning ascribed to it in Section 4.2.

8.7 “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

8.8 “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

8.9 “Committee” means the Committee acting under Article 5.

8.10 “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

8.11 “Director” means a member of the Board of Directors of the Company or a Subsidiary.

8.12 If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” means any mental or physical condition with

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respect to which the Participant qualified for and receives benefits under a long-term disability plan of the Company or Subsidiary, or in the absence of such a long-term disability plan or coverage under such plan, “Disability” shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Company or a Subsidiary. If an Award is determined to be subject to Code Section 409A, then notwithstanding anything else herein to the Contrary, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees, or (iii) is determined to be totally disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

8.13 “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a Qualified Retirement Plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

8.14 “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

8.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

8.16 “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

8.17 “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the

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market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

8.18 “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

8.19 “ISO” has the meaning ascribed to it in Section 2.1(a).

8.20 “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

8.21 “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

8.22 “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

8.23 “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4.

8.24 “Retirement” means for a Employee, retirement on or after the normal or early retirement date set forth in the Bank’s Employee Stock Ownership Plan, or any successor plan. “Retirement” with respect to a non-employee Director means a cessation of service on the Board for any reason other than removal for Cause, after reaching age 60 and maintaining at least 5 years of Service.

8.25 “SEC” means the Securities and Exchange Commission.

8.26 “Securities Act” means the Securities Act of 1933, as amended from time to time.

8.27 “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

8.28 “Stock” means the common stock of the Company, par value $.01 per share.

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8.29 “Stock Option” means an ISO or a Non-Qualified Option.

8.30 “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

8.31 “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries. Furthermore, cessation as an Employee shall not be deemed to occur if the Employee continues to serve as a member of the Board, advisory director or as a director emeritus following a cessation of employment as an Employee.

(II) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraph of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 20% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such

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payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(V) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

8.32 “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

ARTICLE 9 - CONSTRUCTION

Section 9.1 In the Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under the Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day means Eastern Standard Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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REVOCABLE PROXY

ONEIDA FINANCIAL CORP.

ANNUAL MEETING OF STOCKHOLDERS

May 8, 2012

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Oneida Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Greater Oneida Civic Center, 159 Main Street, Oneida, New York on May 8, 2012, at 4:00 p.m. Eastern time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1.

The election as director of all nominees listed below:

To serve for a three-year term

Patricia D. Caprio

Ralph L. Stevens, M.D.

Frank O. White, Jr.

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

_________________________________

_________________________________

_________________________________

_________________________________

		FOR ☐	WITHHELD ☐	FOR ALL EXCEPT ☐
2.	The ratification of the appointment of Crowe Horwath LLP as Oneida Financial Corp.’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	The approval of the Oneida Financial Corp. 2012 Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Oneida Financial Corp. at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Oneida Financial Corp. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from Oneida Financial Corp. prior to the execution of this proxy of notice of the Annual Meeting of Stockholders and a Proxy Statement dated March 27, 2012.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.